                  FIRST AMENDMENT TO GENERAL SECURITY AGREEMENT

                  This FIRST AMENDMENT TO GENERAL SECURITY AGREEMENT (this "Amendment"), dated as of July 31, 2001, is entered into by and among AMERIGAS PROPANE, L.P., a Delaware limited partnership (the "Company"), BANK OF AMERICA, N.A. (formerly Bank of America National Trust and Savings Association), as collateral agent (in such capacity, the "Collateral Agent") and MELLON BANK, N.A., as cash collateral sub-agent (in such capacity, the "Cash Collateral Sub-Agent"), and amends that certain General Security Agreement (as the same is in effect immediately prior to the effectiveness of this Amendment, the "Existing Security Agreement" and as the same may be amended, supplemented or modified and in effect from time to time, the "Security Agreement"), dated as of April 19, 1995, by and among the Company, the Collateral Agent and the Cash Collateral Sub-Agent. Capitalized terms used and not otherwise defined in this Amendment shall have the same meanings in this Amendment as set forth in the Existing Security Agreement.

                                    RECITALS

                  The Company, the Collateral Agent and the Cash Collateral Sub-Agent have agreed to amend the Existing Security Agreement in certain respects on the terms and subject to the conditions set forth below.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                  SECTION 1. Amendments. On the terms of this Amendment and subject to the satisfaction of all of the conditions precedent set forth below in Section 2:

                  (a) The following definitions are hereby added to Appendix A of the Existing Security Agreement in their respective appropriate alphabetical order:

                           "Commodity Account" shall mean an account maintained
                  by a Commodity Intermediary in which a Commodity Contract is carried out for a Commodity Customer.

                           "Commodity Contract" shall mean a commodity futures
                  contract, an option on a commodity futures contract, a commodity option or any other contract that, in each case, is
                  (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws or (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

                           "Commodity Customer" shall mean a Person for whom a
                  Commodity Intermediary carries a Commodity Contract on its books.
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                           "Commodity Intermediary" shall mean (a) a Person who
                  is registered as a futures commission merchant under the federal commodities laws or (b) a Person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities laws.

                           "CPC" means Columbia Propane Corporation, a Delaware
                  corporation.

                           "CPLP" means Columbia Propane, L.P., a Delaware
                  limited partnership.

                           "Entitlement Holder" shall mean a Person identified
                  in the records of a Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary. If a Person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the UCC, such Person is the Entitlement Holder.

                           "Financial Asset" shall mean (a) a Security, (b) an
                  obligation of a Person or a share, participation or other interest in a Person or in property or an enterprise of a Person, which is, or is of a type, dealt with in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment or (c) any property that is held by a Securities Intermediary for another Person in a Securities Account if the Securities Intermediary has expressly agreed with the other Person that the property is to be treated as a Financial Asset under Article 8 of the UCC. As the context requires, the term Financial Asset shall mean either the interest itself or the means by which a Person's claim to it is evidenced, including a certified or uncertified Security, a certificate representing a Security or a Security Entitlement.

                           "Intercompany Note" means that certain Promissory
                  Note, dated July 19, 1999, by CPLP in favor of CPC in the original principal amount of $137,997,000, as amended from time to time in accordance with the terms of the Credit Agreement and thereof.

                           "Investment Property" shall mean all Securities
                  (whether certificated or uncertificated), Security Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts.

                           "Parity Debt" shall mean Indebtedness of the Company
                  that is (a) incurred in accordance with (i) Sections 10.1(a), 10.1(b), 10.1(e), 10.1(f) or 10.1(k) of the Note Agreements
                  and (ii) Sections 8.1(a), 8.1(b), 8.1(e), 8.1(f) and 8.1(l) of
                  the Credit Agreement (other than Indebtedness evidenced by the Notes or the Bank Notes, but including in any event the Public Notes) and (b) secured by the respective Liens of the Security Documents in accordance with (i) Sections 10.2(j), (k), (l) or
                  (m) of the Note Agreements and (ii) Sections 8.3(j), (k), (l) or (m) of the Credit Agreement.

                           "Permitted Investment Account" shall mean a
                  "securities account" within the meaning of Section 8-501 of the UCC maintained at a Permitted Bank or at a registered broker-dealer of comparable credit quality and with respect to which


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                  account the Collateral Agent (or the Cash Collateral Sub-Agent
                  acting at the direction of the Collateral Agent) has a first priority perfected security interest (subject to any lien of the Permitted Bank or registered broker-dealer solely for usual and customary fees and costs relating to the securities account and advances or overdrafts created in the ordinary course of business in connection with the settlement of trading activity in the securities account) and has established "control" within the meaning of the UCC pursuant to an account control agreement reasonably satisfactory to the Collateral Agent.

                           "Securities" shall mean any obligations of an issuer
                  or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer which (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer, (b) are one of a class or series or by their terms are divisible into a class or series of shares, participations, interests or obligations and (c)(i) are, or are of a type, dealt with or traded on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the UCC.

                           "Securities Account" shall mean an account to which a
                  Financial Asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

                           "Securities Entitlements" shall mean the rights and
                  property interests of an Entitlement Holder with respect to a Financial Asset.

                           "Securities Intermediary" shall mean (a) a clearing
                  corporation or (b) a Person, including a bank or broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity.

                  (b) Section 1.1(a) of the Existing Security Agreement is hereby amended to read in its entirety as follows:

                           As security for the prompt and complete payment and
                  performance when due of all of the Obligations, the Company does hereby sell, assign and transfer unto the Collateral Agent for the benefit of the Secured Creditors, and does hereby grant to the Collateral Agent for the benefit of the Secured Creditors, a continuing security interest of first priority (subject to Liens evidenced by Permitted Filings and Liens permitted by the Note Agreements, the Credit Agreement and the Parity Debt Agreements) in, all of the right, title and interest of the Company in, to and under all of the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"): (i) each and every Receivable, (ii) all Contracts, other than Contracts the collateral assignment of which is prohibited by law or judicial determination or as to which the Company has not been able to obtain consent for the collateral assignment

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                  hereunder and such requirement for consent is not invalidated by applicable law or course of conduct (but including without limitation the License Agreements), together with all Contract Rights arising thereunder, (iii) all Equipment, including without limitation all of the Railcars and Vehicles (and the certificates of title and other registrations relating thereto), (iv) all Inventory, (v) all Investment Property,
                  (vi) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Company symbolized by the Marks, (vii) all Patents and Copyrights, (viii) all computer programs of the Company and all intellectual property rights therein and all other proprietary information of the Company, including, but not limited to, trade secrets, (ix) the Cash Concentration Account established for the Company and all monies, securities and instruments deposited or required to be deposited in such Cash Concentration Account, (x) all other Goods, General Intangibles, Chattel Paper, Documents, Instruments (including, without limitation, the Intercompany Note) and the Pledged Shares (and Distributions and Dividends in respect thereof) and (xi) all Proceeds and products of any and all Collateral referred to in clauses (i) through (x) of this Section 1.1(a).

                  (c) The account number of the Cash Concentration Account described in Section 2.9 of the Existing Security Agreement is hereby changed to "094-0764".

                  (d) Section 2.11 of the Existing Security Agreement is hereby amended to read in its entirety as follows:

                           2.11 Investment of Funds Deposited in the Cash
                  Concentration Account. (a) Unless and until there shall have occurred and be continuing (i) a Bankruptcy Event or (ii) any other General Event of Default, but in the case of this clause
                  (ii) only to the extent the Collateral Agent has so notified the Company, and to the extent the Collateral has not previously been applied pursuant to Article VIII hereof, the Cash Collateral Sub-Agent will (and after the occurrence and during the continuance of (i) a Bankruptcy Event or (ii) any other General Event of Default, but in the case of clause (ii) only to the extent the Collateral Agent has so notified the Company the Cash Collateral Sub-Agent may only if directed by the Collateral Agent (acting pursuant to a Direction Notice)) from time to time, at the request of the Company, invest funds on deposit in the Cash Concentration Account in Permitted Investments. Except as set forth in Subsection (b) below, investments made pursuant to this Section 2.11, and all proceeds thereof, shall be held in the Cash Concentration Account as part of the Collateral. All such investments shall be made for the benefit of the Collateral Agent and the Secured Creditors. All risk of loss-in respect of investments made pursuant to this Section 2.11 shall be on the Company.

                           (b) To the extent the Collateral has not previously
                  been applied pursuant to Article VIII hereof, the Company shall have the right to transfer amounts from the Cash Concentration Account to one or more Permitted Investment Accounts from time to time solely for the purpose of making temporary investments in Permitted Investments which shall be held in the applicable Permitted Investment Account;

                  provided that upon the occurrence and continuance of a General Event of Default, the Company shall no longer be permitted to transfer amounts from the Cash Concentration Account pursuant to this Section 2.11(b) and the Cash Collateral Sub-Agent shall then have the right, acting upon the instruction of the Collateral Agent acting pursuant to a Direction Notice, to transfer all funds from the Permitted Investment Accounts to the Cash Concentration Account and liquidate any Permitted Investments.

                           The Company shall be permitted to withdraw amounts
                  from the Permitted Investment Accounts to the same extent that it is otherwise permitted to withdraw amounts from the Cash Concentration Account.

                  (e) Section 2.12(b) of the Existing Security Agreement is hereby amended by adding the following clause (w) before clause (x) therein:

                           (w) such Collateral is transferred to a Permitted
                  Investment Account as provided by Section 2.11(b) hereof,

                  SECTION 2. Conditions to Effectiveness of Amendments. The amendments set forth in Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of all such conditions being referred to as the "Amendment Effective Date"):

                  (a) First Amendment. On or before the Amendment Effective Date, the Collateral Agent shall have received, on behalf of the Secured Creditors, this Amendment, duly executed and delivered by the Company, the Collateral Agent and the Cash Collateral Sub-Agent.

                  (b) Direction Notice. On or before the Amendment Effective Date, the Collateral Agent shall have received a Direction Notice, in form and substance satisfactory to the Collateral Agent, from the Requisite Percentage with respect to, among other things, the amendments to the Security Documents and the modifications to the General Collateral contemplated by this Amendment.

                  SECTION 3. The Company's Representations and Warranties. In order to induce the Collateral Agent on behalf of the Secured Creditors to enter into this Amendment and to amend the Existing Security Agreement in the manner provided in this Amendment, the Company represents and warrants to the Collateral Agent, the Cash Collateral Sub-Agent and each Secured Creditor as of the Amendment Effective Date as follows:

                  (a) Power and Authority. The Company has all requisite partnership power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Existing Security Agreement as amended by this Amendment (hereafter referred to as the "Amended Security Agreement"). The General Partner has all requisite corporate power and authority to enter into this Amendment in its capacity as the sole general partner of the Company and to carry out the transactions contemplated by, and perform its obligations under, the Amended Security Agreement.

                  (b) Authorization of Agreements. The execution and delivery of this Amendment by the Company and the performance of the Amended Security Agreement by the Company have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by the Company.

                  (c) Enforceability. The Amended Security Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally.

                  (d) No Conflict. The execution, delivery and performance by the Company of this Amendment, and the performance by the Company of the Amended Security Agreement, do not and will not (i) violate (x) any provision of the Partnership Agreement or other Organization Documents of the Company, (y) any applicable law, ordinance, rule or regulation of any Governmental Authority or any applicable order, judgment or decree of any court, arbitrator or Governmental Authority, or (z) any provision of any agreement or instrument to which the Company is a party or by which any of its properties is bound, except (in the case of clauses (y) and (z) above) for such violations which would not, individually or in the aggregate, present a reasonable likelihood of having a Material Adverse Effect, or (ii) result in the creation of (or impose any express obligation on the part of the Company to create) any Lien not permitted by Section 8.3 of the Credit Agreement and under Section 10.2 of the Note Agreements.

                  (e) Governmental Consents. Except for Routine Permits, no consent, approval or authorization of, or declaration or filing with, any Governmental Authority is required for the valid execution, delivery and performance of this Amendment by the Company.

                  (f) Investment Property. All Investment Property owned by the Company as of the Amendment Effective Date is listed on Schedule I hereto.

                  (g) Representations and Warranties in the Existing Security Agreement. The Company confirms that as of the Amendment Effective Date, the representations and warranties contained in Article II of the Existing Security Agreement are (before and after giving effect to this Amendment) true and correct in all material respects (except to the extent such representations and warranties expressly relate to an earlier time or date, in which case they shall have been true and correct in all material respects as of such earlier time or date) with the same effect as if made on and as of the Amendment Effective Date.

                  SECTION 4. Miscellaneous.

                  (a) Reference to and Effect on the Existing Security Agreement and the Other Security Documents.

                  (i) Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Existing Security Agreement and the other Security Documents shall remain in full force and effect and are hereby ratified and confirmed. This Amendment shall be a "Security Document" under the Intercreditor Agreement.


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
                  (ii) The execution and delivery of this Amendment and performance of the Amended Security Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Collateral Agent, the Cash-Collateral Agent or any Secured Creditor under, the Existing Security Agreement or any other Security Document.

                  (iii) Upon the conditions precedent set forth herein being satisfied, this Amendment shall be construed as one with the Existing Security Agreement, and the Existing Security Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

                  (b) Fees and Expenses. The Company acknowledge that all reasonable costs, fees and expenses incurred in connection with this Amendment will be paid in accordance with Section 11.4 of the Credit Agreement and Section
16.1 of the Note Agreements.

                  (c) Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  (d) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  (e) Governing Law. This Amendment shall be governed by and construed according to the laws of the State of New York.

                           [Signature Pages to Follow]


                                     - 7 -
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                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment as of the date first above written.

                                    COMPANY:

                                    AMERIGAS PROPANE, L.P., a Delaware limited partnership

                                    By:      AMERIGAS PROPANE, INC.
                                    Its:     General Partner

                                    By:
                                       -----------------------------------------
                                    Name:  Robert W. Krick
                                    Title:  Treasurer


                                    COLLATERAL AGENT:

                                    BANK OF AMERICA, N.A., as Collateral Agent


                                    By:
                                         ---------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    CASH COLLATERAL SUB-AGENT:

                                    MELLON BANK, N.A., as Cash Collateral
                                    Sub-Agent


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                                                      SCHEDULE I

                               INVESTMENT PROPERTY

[This Schedule I is to be completed by the Company and shall describe all Investment Property owned by the Company.]